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                                                                   EXHIBIT 10.70


                              AMENDMENT NUMBER ONE
                                       TO
                   EMPLOYMENT AGREEMENT WITH DOCTOR R. CRANTS

         This AMENDMENT NUMBER ONE TO EMPLOYMENT AGREEMENT WITH DOCTOR R. CRANTS (the "Amendment") is entered into on this 29th day of June, 2000, by and between PRISON REALTY TRUST, INC. (formerly, Prison Realty Corporation), a Maryland corporation (the "Company"), and Doctor R. Crants, Jr. ("Crants"). All capitalized terms used herein but otherwise not defined shall have the meaning as set forth in the Employment Agreement, as hereinafter defined.

                                   WITNESSETH:

         WHEREAS, the Company and Crants are parties to that certain Employment Agreement with Doctor R. Crants, dated January 1, 1999 and attached hereto as Exhibit A (the "Employment Agreement"); and

         WHEREAS, the Company and Crants now desire to amend certain terms and provisions of the Employment Agreement pursuant to the terms hereof.

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 7 of the Employment Agreement shall be amended by deleting subsections (ii) and (iii) thereof, whereby following the amendment Section 7 shall read in its entirety as follows:

            7. Termination by Company Without Just Cause. Crants' employment under this Agreement may be terminated by the Company at any time without just cause provided the Company shall pay Crants on a monthly basis for a total period of three (3) years from the date of termination, the amount due to Crants as his compensation, based upon the annual rate payable as of the date of termination, without any cost of living adjustments, subject to the following:

            (i) Crants shall continue to be covered, for the three year period, under health, life and disability insurance plans of the Company as may be set forth in Section 4.3.2. herein. Crants' benefits shall be reduced, however, by any such coverage that Crants receives incident to any employment during said three year period; and

            (ii) The payments will cease upon death of Crants regardless of term remaining.

         2. Authorization. Each party to the Amendment hereby represents and warrants that the execution, delivery, and performance of the Amendment are within the powers of each party and have been duly authorized by the party, the execution and performance of this Amendment by each party have been duly authorized by all applicable laws and regulations, and this Amendment constitutes the valid and enforceable obligation of each party in accordance with its terms.


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         3. Effect of Amendment. Except as modified or amended herein, all terms and provisions of the Employment Agreement shall continue and remain in full force and effect.

         4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one agreement.

         5. Headings. Section headings are for convenience or reference only and shall not be used to construe the meaning of any provision in this Amendment.

         6. Governing Law. This Amendment shall be governed and interpreted under the laws of the State of Tennessee.

         7. Severability. Should any part of this Amendment be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining portion.

         8. Successors. This Amendment shall be binding upon and inure to the benefit of the respective parties and their permitted assigns and successors in interest.

         9. Waivers. No waiver of any breach of any of the terms or conditions of this Amendment shall be held to be a waiver of any other or subsequent breach; nor shall any waiver be valid or binding unless the same shall be in writing and signed by the party alleged to have granted the waiver.

         10. Entire Agreement. Subject to Section 3 above, this Amendment constitutes the entire agreement of the parties hereto and supersedes all prior agreements and presentations with respect to the subject matter hereof.




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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                    PRISON REALTY TRUST, INC.,
                                    A MARYLAND CORPORATION



                                    By:  /s/ Thomas W. Beasley
                                         ---------------------------------------
                                    Its:  Chairman of the Board of Directors
                                          --------------------------------------



                                    DOCTOR R. CRANTS


                                    /s/ Doctor R. Crants
                                    ------------------------------------


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                                   EXHIBIT A



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